Exhibit 10.32

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			CONTRACT ID CODE D	PAGE OF	PAGES
				1	2
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REG. NO	5. PROJECT NO. (if applicable)
P00004	SEE BLOCK 16C	04PR04937-01	N.A.
6. ISSUED BY CODE	N00014	7. ADMINISTERED BY (if other than item 6)	SCD-C	CODE	S1103A

OFFICE OF NAVAL RESEARCH ONR 251 Wade Wargo (703)696-2574 E-mail wargow@onr.navy.mil BALLSTON CENTRE TOWER ONE 800 NORTH QUINCY STREET ARLINGTON, VA 22217-5660		DCM ATLANTA 805 WALKER STREET, SUITE 1 MARIETTA, GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(3)	9.A. AMENDMENT OF SOLICITATION NO. N.A.

CREE INC
4600 SILICON DRIVE		☐	9B. DATED (SEE ITEM 11)
DURHAM, NC 27703		☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
N00014-02-C-0306
10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE		28-Jun-02
0C9J8

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers  ☐ is extended  ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and data specified in the solicitation or as amended, by on of the following methods: (a) By completing items 8 and 15, and returning          copies of the amendment; (b) By acknowledging receipt of the amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

See Financial Accounting Data (FAD) Sheet(s)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS

IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED ITEM 14.

(3)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C. SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:

D. OTHER (Specify type of modification and authority)

☒	UNILATERAL MODIFICATION (FAR 43.103(b)) ISSUED PURSUANT TO FAR 52.217-9, OPTION TO EXTEND THE TERM OF THE CONTRACT

E. IMPORTANT: Contractor  ☒ is not,  ☐ is required to sign this document and return          copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE PURPOSE OF THIS MODIFICATION IS TO EXERCISE THE OPTION AND PROVIDE AN INCREMENT OF FUNDING FOR THE OPTION UNDER CONTRACT N00014-02-C-0306.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
WADE D. WARGO Contracting Officer
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

		BY	/s/ Wade Wargo	12/23/2003
(Signature of person authorized to sign)			(Signature of Contracting Officer)
SN 7540-01-152-8070		30-105		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE				Prescribed by GSA
NAVOCNR OVERPRINT (3-88)				FAR (48 CFR) 53.243

EFFECTIVE AS THE DATE OF THIS MODIFICATION:

1)	The Option Effort of Section B – Supplies or Services and Prices/Costs is hereby exercised and the total estimated contract consideration is revised as follows:

OPTION EFFORT

ITEM NO.	SUPPLIES/SERVICES	ESTIMATED GOVERNMENT COST SHARE	ESTIMATED CONTRACTOR COST SHARE	TOTAL ESTIMATED COSTS
0004	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C.1 and C.3.	$2,914,933	[***]	[***]
	000401: AB [***]
0005	Deliverables for Quarters 7-8 in accordance with Attachment Number 2			NSP
0006	Reports and Data in accordance with Exhibit A (DD Form 1423)			NSP
TOTAL ESTIMATED CONTRACT CONSIDERATION		$11,700,588	[***]	[***]

2)	The funds available for performance of this contract are increased by the amount set forth in the attached Financial Accounting Data sheet.

3)	The Contractor shall accomplish the work for CLINs 0004-0006 (Option Effort) during the period from date of execution of this modification through six months thereafter.

4)	In Section G – Contract Administration Data, paragraph 5 entitled “Allotment of Funds” is reinstated and revised as follows:

“5. Allotment of Funds

CLIN 0001 is fully funded.

It is hereby understood and agreed that the Government’s share of CLIN 0004 will not exceed a total amount of $2,914,933.00. The total amount presently available for payment and allotted to CLIN 0004 is [***]. It is estimated that the amount allotted of [***] will cover the period from 23 DEC 2003 through [***].

5)	This modification increases the total estimated contract consideration by [***], which includes an estimated Government Cost Share of $2,914,933 and an estimated Contractor Cost Share of [***]. All other terms and conditions remain unchanged and in full force and effect.

Award Number: N00014-02-C-0306

Modification Number: P00004

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

2

FINANCIAL ACCOUNTING DATA SHEET – NAVY

1. CONTRACT NUMBER (CRITICAL) N0001402C0306			2. SPIN (CRITICAL)			3. MOD (CRITICAL) P00004				4. PR NUMBER 04PRO4937-01						PAGE 1 OF 1

	6. LINE OF ACCOUNTING													7. AMOUNT (CRITICAL	)	NAVY INTERNAL USE ONLY REF DOC/ACRN
CLIN/SLIN	A. ACRN (CRITICAL)	B. APPROPRIATION (CRITICAL)	C. SUBHEAD (CRITICAL)	D. OBJ CLA	E. PARM	F. RFM	G. SA	H. AAA (CRITICAL)	I. IT	J. PAA	K. COST CODE
											PROJ UNIT	MCC	PDU & SUF

	AB	9730400	1304	255	RA	313	0	068342	2D	000000	R3Y10	000	N132	[	***]	PR#04PRO4937-01 FRC:A105

	PAGE TOTAL GRAND TOTAL													[* * *] [* * *]
PREPARED/AUTHORIZED BY: DATE:						COMPTROLLER APPROVAL: FOR FISCAL DATA AND SIGNATURE BY: /s/ Altovise Quarles 12/30/03 for COMPTROLLER, ONR CONTRACT REVIEWED DATE:

ONR AWARD FORM (2/00) – version 1.1

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Contract Distribution Sheet

PR Number:	04PR04937-01
Contract Number:	N00014-02-C-0306-P4
Specialist:	WDW ONR: 251

Distribution Date: DEC 30 2003	Distributed By:	OM

—	PCO, ONR Arlington (Original)

—	Contractor (Duplicate Original)
Short Contractor Code and Address:
CREE
CREE INC
4600 SILICON DRIVE
DURHAM, NC 27703

—	ACO
ACO MILSCAP Code & Address S5111A:
DCMA SOUTHERN VIRGINIA
190 BERNARD ROAD
FORT MONROE, VA 23651

—	Payment Office
DODAAD Code and Address HQ0338:
DFAS COLUMBUS CENTER DFAS CO SOUTH ENTITLEMENT OPERATIONS
PO BOX 182264
COLUMBUS, OH 43218-2264

—	ONR:
00CC11
Program Officer: Harry Dietrich, ONR 312

DEC 30 2003